SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  [ x ]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement        [  ]  Confidential, for Use of the
[ x ]  Definitive Proxy Statement               Commission Only (as permitted by
[   ]  Definitive Addition Materials                    Rule 14a-6(e)(2))
[   ]  Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12


                           ELANTEC SEMICONDUCTOR, INC.
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)


                     --------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
                 --------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:
                 --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 --------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:
                 --------------------------------------------------------------

         (5)     Total fee paid:
                 --------------------------------------------------------------

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:
                 --------------------------------------------------------------

         (2)     Form, Schedule or Registration Statement No.:
                 --------------------------------------------------------------

         (3)     Filing Party:
                 --------------------------------------------------------------

         (4)     Date Filed:
                 --------------------------------------------------------------

                           ELANTEC SEMICONDUCTOR, INC.

                            675 Trade Zone Boulevard
                           Milpitas, California 95035

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Elantec Semiconductor, Inc. (the "Company") will be held at 675 Trade Zone Boulevard, Milpitas, California 95035 on Thursday, April 6, 2000 at 9:00 a.m., local time for the following purposes:

         1. To approve an amendment to Elantec's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock issuable by the Company from 25,000,000 to 50,000,000.

         2. To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on February 23, 2000 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                         By Order of the Board of Directors



                                         ---------------------------------------
                                         James V. Diller
Milpitas, California                     President, Chief Executive Officer and
March 8, 2000                            Chairman of the Board

                           ELANTEC SEMICONDUCTOR, INC.

                            675 Trade Zone Boulevard
                           Milpitas, California 95035

                                 PROXY STATEMENT
                                  March 8, 2000

         The accompanying proxy (the "Proxy") is solicited on behalf of the Board of Directors of Elantec Semiconductor, Inc., a Delaware corporation ("Elantec" or the "Company"), for use at the Special Meeting of Stockholders of the Company to be held at 675 Trade Zone Boulevard, Milpitas, California 95035 on Thursday, April 6, 2000 at 9:00 a.m., local time (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on February 23, 2000 will be entitled to vote at the Meeting. At the close of business on February 23, 2000, the Company had 9,555,402 shares of Common Stock outstanding and entitled to vote. A majority of such shares, present in person or represented by proxy, will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about March 8, 2000.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Holders of Elantec Common Stock are entitled to one vote for each share held as of the above record date. Approval of the amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance by the Company requires the affirmative vote of the majority of all outstanding shares of Common Stock entitled to vote. All votes will be tabulated by the inspector of election appointed for the Meeting, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted towards a quorum and have the same effect as negative votes with regard to the proposal.

         The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. ChaseMellon Shareholder Services will assist the Company in obtaining the return of proxies at an estimated cost to the Company of $4,500.

                             REVOCABILITY OF PROXIES

         Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked by a written instrument delivered to the Secretary of the Company stating that the Proxy is revoked, by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Meeting or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

       PROPOSAL NO. 1 - AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION

         On February 16, 2000 the Board of Directors approved an amendment to the Company's Restated Certificate of Incorporation, subject to stockholder approval, to increase the authorized number of shares of Common Stock of the Company from 25,000,000 shares, $0.01 par value per share, to 50,000,000 shares, $0.01 par value per share. The number of authorized shares of preferred stock will remain unchanged at 5,000,000 shares.

         At February 23, 2000, 9,555,402 shares of Elantec Common Stock were issued and outstanding and 2,860,973 were reserved for issuance upon exercise of outstanding options. Also as of that date an additional 424,625 shares of Elantec Common Stock were reserved for issuance under its existing stock and stock option plans. The proposed increase in the number of authorized shares of Common Stock from 25,000,000 to 50,000,000 would result in additional shares being available for, among other things, issuance in a proposed two-for-one stock split to be effected in the form of a stock dividend, which will not require any additional stockholder approval, to the Company's stockholders of record April 7, 2000 (subject to receiving such stockholder approval). These additional shares of Common Stock would also be available for issuance from time to time for other corporate purposes, such as acquisitions of companies or assets, sales of stock or securities convertible into stock and issuances pursuant to stock options or other employee benefit plans. The Company currently has no specific plans, arrangements or understandings with respect to the issuance of these additional shares, except for the proposed stock dividend, and no other change in the rights of stockholders is proposed. The Company believes that the availability of the additional shares will provide it with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

         If the stockholders approve the amendment, the Company will file a Certificate of Amendment of its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting the increase in authorized shares. Shortly thereafter, without further stockholder action, the Company intends to effect the two-for-one stock split of its Common Stock in the form of a stock dividend (record date expected to be April 7, 2000), although the Company's Board of Directors, in its sole discretion, may postpone or terminate the proposed stock dividend. The two-for-one stock split in the form of a stock dividend will not be effected if the proposed increase in the authorized common stock is not approved.

       The Board of Directors recommends a vote FOR the amendment to the
         Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized to be issued by the Company.

         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information,  as of February 23,
2000 with respect to the beneficial  ownership of the Company's Common Stock by:
(a) each  stockholder  known by the Company to be the  beneficial  owner of more than five percent of the Company's  Common Stock;  (b) each  director;  (c) each person who served as Chief Executive  Officer of the Company in fiscal 1999; (d)
the three other most  highly  compensated  executive  officers of the Company in fiscal 1999 and (e) all current executive officers and directors as a group.

--------------------------------------------------------------- ----------------------- ----------------------
                                                                Amount and Nature of
Name and Address of Beneficial Owner                            Beneficial Ownership(1)    Percent of Class
--------------------------------------------------------------- ----------------------- ----------------------
Velocity Capital Management LLC (2)                                    715,000                    7.5%
Kennedy Capital Management (3)                                         491,400                    5.1
James V. Diller (4)                                                    374,277                    3.8
David O'Brien (5)                                                      250,036                    2.6
Richard E. Corbin (6)                                                  194,216                    2.0
Ralph S. Granchelli, Jr. (7)                                            86,070                      *
Chuck K. Chan (8)                                                       61,522                      *
Ephraim Kwok (9)                                                        53,437                      *
Alan V. King (10)                                                       30,832                      *
Umesh Padval (11)                                                        2,291                      *
All current officers and directors as a group (7 persons)(12)          802,645                    8.0%
--------------------------------------------------------------- ----------------------- ----------------------

-------------
 *Less than 1%.

(1) Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)  Based on information  obtained from Velocity  Capital  Management  LLC, 261
     Hamilton Avenue, Suite 212, Palo Alto, California 94301, Velocity Technology and Communications Trust A were the beneficial owners of 715,000 shares on February 23, 2000.

(3) Based on Schedule 13G filed with the Securities and Exchange Commission, Kennedy Capital Management, 10829 Oliver Boulevard, St. Louis, Missouri 63141, was the beneficial owner of 491,400 shares on February 9, 2000.

(4) Represents 157,405 shares held by Mr. Diller and 216,872 shares subject to options exercisable within 60 days of February 23, 2000. Mr. Diller has been Chief Executive Officer and President of the Company since November 10, 1998.

(5) Represents 132,574 shares held by Dr. O'Brien, 3,399 shares held by Dr. O'Brien as Custodian and 114,063 shares subject to options exercisable within 60 days of February 23, 2000. Dr. O'Brien resigned his position as Chief Executive Officer and President of the Company on November 10, 1998.

(6) Represents 92,905 shares held by Mr. Corbin, 39,221 shares held by Richard Corbin as Trustee and 62,090 shares subject to options exercisable within 60 days of February 23, 2000. Mr. Corbin is Vice President of Technology.

(7) Represents 19,500 shares held by Mr. Granchelli and 66,570 shares subject to options exercisable within 60 days of February 23, 2000. Mr. Granchelli is Vice President of Marketing.

(8) Represents 21,898 shares held by Dr. Chan, 13,583 shares held by Chuck Chan as Trustee and 26,041 shares subject to options exercisable within 60 days of February 23, 2000. Dr. Chan is a director of the Company.

(9) Represents 32,500 shares held by Mr. Kwok and 20,937 shares subject to options exercisable within 60 days of February 23, 2000. Mr. Kwok is Vice President of Finance and Administration, Chief Financial Officer and Secretary.

(10) Represents 10,000 shares held by Mr. King and 20,832 shares subject to options exercisable within 60 days of February 23, 2000. Mr. King is a director of the Company.

(11) Represents 2,291 shares subject to options exercisable within 60 days of February 23, 2000. Mr. Padval is a director of the Company.

(12) Includes the shares subject to options exercisable within 60 days of February 23, 2000 described in footnotes (4) and (6) through (11) and excludes shares and options held by David O'Brien who resigned from the Company on November 10, 1998.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's annual meeting of stockholders to be held in 2001 must be received by August 17, 2000. Stockholders wishing to bring a proposal before the annual meeting for 2001 (but not include it in the Company's proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company by October 31, 2000.

                                 OTHER BUSINESS

         The Board of Directors does not presently intend to bring any other business before the Meeting and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of such meeting. As to any business that may properly come before the Meeting, or any adjournment or postponement thereof, however, it is intended that Proxies, in the form enclosed, will be voted in the respect thereof in accordance with the judgment of the persons voting such Proxies.


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                          By Order of the Board of Directors



                                          --------------------------------------
                                          James V.  Diller
                                          President, Chief Executive Officer and
                                          Chairman of the Board

                                      PROXY

                           ELANTEC SEMICONDUCTOR, INC.

                 Special Meeting of Stockholders - April 6, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints James V. Diller and Ephraim Kwok proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Elantec Semiconductor, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Stockholders of the Company to be held at 675 Trade Zone Boulevard, Milpitas, California 95035 on April 6, 2000 at 9:00 a.m., local time, or any adjournment or postponement thereof.

       (Continued, and to be marked, dated and signed, on the other side)

                            * FOLD AND DETACH HERE *

                                                              Please mark
                                                              your votes as  [X]
                                                              indicated in
                                                              this example

The Board of Directors recommends a vote FOR the Proposal:


To amend the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock issuable by the Company from 25,000,000 to 50,000,000.


       [ ]  FOR                 [ ]   AGAINST                 [ ]   ABSTAIN


THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement there of to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                      ------
                            |
                            |


                      Dated:   ------------------------------------------------

                               ------------------------------------------------

                               ------------------------------------------------
                               Signature(s)

Note: Please sign exactly as your name(s) appear on your stock certificate. If shares are held of record in the names of two or more persons or in the name of the husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date this proxy.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                            * FOLD AND DETACH HERE *